                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Watson Pharmaceuticals, Inc. (the "Company") of our report dated January 23, 1995 appearing on page F-2 of the Company's Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Price Waterhouse LLP
Costa Mesa, California
June 12, 1995